Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2020

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	4
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	5
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	7
	Capitalization/Book Value per Common Share	8
	Spread Results	9

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	9
	Annuity Account Balance Rollforward	9
	Annuity Deposits by Product Type	10
	Surrender Charge Protection and Account Values by Product Type	10
	Annuity Liability Characteristics	11

C.	Investment Summary
	Summary of Invested Assets	14
	Credit Quality of Fixed Maturity Securities	14
	Watch List Securities	14
	Fixed Maturity Securities by Sector	15
	Mortgage Loans on Commercial Real Estate	16

D.	Shareholder Information	17

E.	Research Analyst Coverage	18

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2020	December 31, 2019
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$47,704,867	$51,580,490
Mortgage loans on real estate	3,668,625	3,448,793
Derivative instruments	207,265	1,355,989
Other investments	497,598	492,301
Total investments	52,078,355	56,877,573

Cash and cash equivalents	1,833,099	2,293,392
Coinsurance deposits	4,933,992	5,115,013
Accrued investment income	472,667	472,826
Deferred policy acquisition costs	3,615,101	2,923,454
Deferred sales inducements	2,414,533	1,966,723
Deferred income taxes	90,384	—
Income taxes recoverable	46,324	—
Other assets	65,101	47,571
Total assets	$65,549,556	$69,696,552

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$60,619,047	$61,893,945
Other policy funds and contract claims	248,178	256,105
Notes payable	495,251	495,116
Subordinated debentures	77,893	157,265
Amounts due under repurchase agreements	186,105	—
Deferred income taxes	—	177,897
Income taxes payable	—	429
Other liabilities	400,325	2,145,676
Total liabilities	62,026,799	65,126,433

Stockholders' equity:
Preferred stock	16	16
Common stock	91,498	91,107
Additional paid-in capital	1,215,464	1,212,311
Accumulated other comprehensive income	219,974	1,497,921
Retained earnings	1,995,805	1,768,764
Total stockholders' equity	3,522,757	4,570,119
Total liabilities and stockholders' equity	$65,549,556	$69,696,552

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2020	2019
Revenues:
Premiums and other considerations	$7,664	$5,410
Annuity product charges	59,549	52,966
Net investment income	573,318	558,438
Change in fair value of derivatives	(941,874)	384,469
Net realized gains (losses) on investments, excluding credit losses on fixed maturity securities, available for sale	11,035	(563)
Credit losses on fixed maturity securities, available for sale	(31,371)	—
Loss on extinguishment of debt	(2,024)	—
Total revenues	(323,703)	1,000,720

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,072	9,299
Interest sensitive and index product benefits	400,219	136,674
Amortization of deferred sales inducements	73,591	33,309
Change in fair value of embedded derivatives	(1,250,061)	766,323
Interest expense on notes payable	6,385	6,379
Interest expense on subordinated debentures	1,588	4,088
Amortization of deferred policy acquisition costs	120,702	45,132
Other operating costs and expenses	43,626	38,979
Total benefits and expenses	(593,878)	1,040,183
Income (loss) before income taxes	270,175	(39,463)
Income tax expense (benefit)	27,228	(9,453)
Net income (loss)	242,947	(30,010)
Less: Preferred stock dividends	6,611	—
Net income (loss) available to common stockholders	$236,336	$(30,010)

Earnings (loss) per common share	$2.58	$(0.33)
Earnings (loss) per common share - assuming dilution	$2.57	$(0.33)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	91,644	90,883
Earnings (loss) per common share - assuming dilution	92,021	91,744

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Revenues:
Traditional life insurance premiums	$823	$762	$778	$799	$829
Life contingent immediate annuity considerations	6,841	8,084	4,374	3,327	4,581
Surrender charges	19,705	15,092	20,537	19,480	16,456
Lifetime income benefit rider fees	39,844	47,630	43,110	41,220	36,510
Net investment income	573,318	588,217	590,412	570,568	558,438
Change in fair value of derivatives	(941,874)	466,434	(20,042)	76,045	384,469
Net realized gains (losses) on investments, excluding credit losses on fixed maturity securities, available for sale	11,035	7,029	4,328	(3,832)	(563)
Credit losses on fixed maturity securities, available for sale	(31,371)	—	—	—	—
Net OTTI losses recognized in operations	—	(17,412)	(101)	(1,213)	—
Loss on extinguishment of debt	(2,024)	(2,001)	—	—	—
Total revenues	(323,703)	1,113,835	643,396	706,394	1,000,720

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	621	835	758	576	878
Life contingent immediate annuity benefits and change in future policy benefits	9,451	10,718	6,869	6,363	8,421
Interest sensitive and index product benefits (a)	400,219	399,514	500,285	251,103	136,674
Amortization of deferred sales inducements (b)	73,591	91,260	(55,769)	19,785	33,309
Change in fair value of embedded derivatives (c)	(1,250,061)	147,879	212,278	327,562	766,323
Interest expense on notes payable	6,385	6,384	6,382	6,380	6,379
Interest expense on subordinated debentures	1,588	3,651	3,968	4,057	4,088
Amortization of deferred policy acquisition costs (b)	120,702	133,573	(120,934)	29,946	45,132
Other operating costs and expenses	43,626	39,194	38,554	37,426	38,979
Total benefits and expenses	(593,878)	833,008	592,391	683,198	1,040,183
Income (loss) before income taxes	270,175	280,827	51,005	23,196	(39,463)
Income tax expense (benefit) (d)	27,228	60,677	13,645	4,606	(9,453)
Net income (loss) (a)(b)(c)(d)	242,947	220,150	37,360	18,590	(30,010)
Less: Preferred stock dividends	6,611	—	—	—	—
Net income (loss) available to common stockholders (a)(b)(c)(d)	$236,336	$220,150	$37,360	$18,590	$(30,010)

Earnings (loss) per common share	$2.58	$2.41	$0.41	$0.20	$(0.33)
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$2.57	$2.40	$0.41	$0.20	$(0.33)

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	91,644	91,314	91,252	91,103	90,883
Earnings (loss) per common share - assuming dilution	92,021	91,883	91,711	91,785	91,744

(a)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased both net income and net income available to common stockholders by $247.3 million and decreased earnings per common share - assuming dilution by $2.70 per share.

(b)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $104.7 million and $193.0 million, respectively, and increased both net income and net income available to common stockholders by $233.4 million and increased earnings per common share - assuming dilution by $2.54 per share.

(c)
Q3 2019 includes expense from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact increased change in fair value of embedded derivatives by $28.2 million and decreased both net income and net income available to common stockholders by $22.1 million and decreased earnings per common share - assuming dilution by $0.24 per share.

(d)
Q1 2020 includes a tax benefit related to the provision of the Coronavirus Aid, Relief, and Economic Security Act, (“the CARES ACT”)  which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased both net income and net income available to common stockholders by $30.8 million and increased earnings per common share - assuming dilution by $0.33 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2020	2019
Net income (loss) available to common stockholders	$236,336	$(30,010)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	16,349	305
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(120,454)	150,944
Change in fair value of derivatives - interest rate caps and swap	(848)	636
Income taxes	22,702	(32,473)
Non-GAAP operating income available to common stockholders	$154,085	$89,402

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$2.57	$(0.33)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized gains/losses on financial assets, including credit losses	0.17	—
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1.31)	1.64
Change in fair value of derivatives - interest rate caps and swap	(0.01)	0.01
Income taxes	0.25	(0.35)
Non-GAAP operating income available to common stockholders	$1.67	$0.97

(a)
Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2020	2019
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$21,657	$563
Amortization of DAC and DSI	(5,308)	(258)
Income taxes	(3,531)	(66)
	$12,818	$239
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(209,891)	$241,120
Interest rate caps and swap	(848)	636
Amortization of DAC and DSI	89,437	(90,176)
Income taxes	26,233	(32,407)
	$(95,069)	$119,173

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Net income (loss) available to common stockholders	$236,336	$220,150	$37,360	$18,590	$(30,010)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	16,349	7,606	(3,175)	2,625	305
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(120,454)	(127,777)	250,186	99,868	150,944
Change in fair value of derivatives - interest rate caps and swap	(848)	(167)	(76)	854	636
Income taxes	22,702	26,023	(50,940)	(22,346)	(32,473)
Non-GAAP operating income available to common stockholders (b)(c)(d)	$154,085	$125,835	$233,355	$99,591	$89,402

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$2.57	$2.40	$0.41	$0.20	$(0.33)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized gains/losses on financial assets, including credit losses	0.17	0.08	(0.04)	0.03	—
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(1.31)	(1.39)	2.73	1.09	1.64
Change in fair value of derivatives - interest rate caps and swap	(0.01)	—	—	0.01	0.01
Income taxes	0.25	0.28	(0.56)	(0.24)	(0.35)
Non-GAAP operating income available to common stockholders (b)(c)(d)	$1.67	$1.37	$2.54	$1.09	$0.97

(a)
Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2019 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $315.4 million and decreased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $247.3 million and $2.70 per share, respectively.

(c)
Q3 2019 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $184.9 million and $288.3 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share- assuming dilution by $371.0 million and $4.05 per share, respectively.

(d)
Q1 2020 includes a tax benefit related to the provision of the CARES ACT which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $30.8 million and $0.33 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Net realized (gains) losses on investments	$(11,035)	$(7,029)	$(4,328)	$3,832	$563
Credit losses on fixed maturity securities, available for sale	31,371	—	—	—	—
Net OTTI losses recognized in operations	—	17,412	101	1,213	—
Change in fair value of derivatives	1,039,322	(370,973)	(79,943)	(108,662)	(524,567)
Increase (decrease) in total revenues	1,059,658	(360,590)	(84,170)	(103,617)	(524,004)

Amortization of deferred sales inducements	(29,683)	(37,374)	(57,408)	49,101	35,494
Change in fair value of embedded derivatives	1,250,061	(147,879)	(212,278)	(327,562)	(766,323)
Interest sensitive and index product benefits (a)	(1,321)	—	—	—	—
Amortization of deferred policy acquisition costs	(54,446)	(54,999)	(61,419)	71,497	54,940
Increase (decrease) in total benefits and expenses	1,164,611	(240,252)	(331,105)	(206,964)	(675,889)
Increase in income (loss) before income taxes	(104,953)	(120,338)	246,935	103,347	151,885
Increase (decrease) in income tax expense (benefit)	(22,702)	(26,023)	50,940	22,346	32,473
Increase (decrease) in net income (loss) available to common stockholders	$(82,251)	$(94,315)	$195,995	$81,001	$119,412

(a)
Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	77,893	159,272	247,362	247,294	247,227
Total debt	577,893	659,272	747,362	747,294	747,227
Total stockholders’ equity	3,522,757	4,570,119	4,126,716	3,497,475	2,939,537
Total capitalization	4,100,650	5,229,391	4,874,078	4,244,769	3,686,764
Accumulated other comprehensive income (AOCI)	(219,974)	(1,497,921)	(1,639,429)	(1,049,984)	(513,697)
Total capitalization excluding AOCI (a)	$3,880,676	$3,731,470	$3,234,649	$3,194,785	$3,173,067

Total stockholders’ equity	$3,522,757	$4,570,119	$4,126,716	$3,497,475	$2,939,537
Equity available to preferred stockholders (b)	(400,000)	(400,000)	—	—	—
Total common stockholders' equity (c)	3,122,757	4,170,119	4,126,716	3,497,475	2,939,537
Accumulated other comprehensive income	(219,974)	(1,497,921)	(1,639,429)	(1,049,984)	(513,697)
Total common stockholders’ equity excluding AOCI (c)	2,902,783	2,672,198	2,487,287	2,447,491	2,425,840
Net impact of fair value accounting for derivatives and embedded derivatives	353,853	448,924	549,202	353,180	274,238
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,256,636	$3,121,122	$3,036,489	$2,800,671	$2,700,078

Common shares outstanding	91,497,841	91,107,555	91,006,950	90,936,324	90,784,123

Book Value per Common Share: (d)
Book value per common share (c)	$34.13	$45.77	$45.35	$38.46	$32.38
Book value per common share excluding AOCI (c)	$31.73	$29.33	$27.33	$26.91	$26.72
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$35.59	$34.26	$33.37	$30.80	$29.74

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	12.9%	13.4%	15.5%	15.7%	15.8%
Total debt / Total capitalization	14.9%	17.7%	23.1%	23.4%	23.5%

(a)	Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.

(b)	Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.

(c)
Total common stockholders' equity, total common stockholder's equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.

(d)
Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.

(e)	Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Spread Results

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Average yield on invested assets	4.36%	4.52%	4.59%	4.51%	4.48%
Aggregate cost of money	1.72%	1.75%	1.84%	1.88%	1.90%
Aggregate investment spread	2.64%	2.77%	2.75%	2.63%	2.58%

Impact of:
Investment yield - additional prepayment income	0.06%	0.12%	0.11%	0.04%	0.01%
Cost of money effect of over hedging	0.05%	0.05%	0.02%	0.04%	0.02%

Weighted average investments	$52,623,239	$52,141,459	$51,529,850	$50,709,966	$49,908,718
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Included in interest sensitive and index product benefits:
Index credits	$278,940	$277,798	$92,343	$161,752	$55,925
Interest credited	48,947	49,482	49,511	50,478	47,436
Included in change in fair value of derivatives:
Proceeds received at option expiration	(285,263)	(284,624)	(95,491)	(166,430)	(58,460)
Pro rata amortization of option cost	187,030	188,984	195,354	199,006	198,497
Cost of money for deferred annuities	$229,654	$231,640	$241,717	$244,806	$243,398

Weighted average liability balance outstanding	$53,274,905	$53,092,419	$52,682,886	$52,009,407	$51,328,715
Annuity Account Balance Rollforward

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Account balances at beginning of period	$53,233,898	$52,950,937	$52,414,835	$51,603,979	$51,053,450
Net deposits	681,752	838,761	1,216,720	1,425,325	1,180,365
Premium bonuses	24,552	36,983	46,968	48,370	45,621
Fixed interest credited and index credits	327,887	327,280	141,854	212,230	103,361
Surrender charges	(19,705)	(15,092)	(20,537)	(19,480)	(16,456)
Lifetime income benefit rider fees	(39,844)	(47,630)	(43,110)	(41,220)	(36,510)
Surrenders, withdrawals, deaths, etc.	(892,631)	(857,341)	(805,793)	(814,369)	(725,852)
Account balances at end of period	$53,315,909	$53,233,898	$52,950,937	$52,414,835	$51,603,979

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
American Equity Life:
Fixed index annuities	$586,063	$765,180	$1,054,796	$1,211,004	$1,027,658
Annual reset fixed rate annuities	2,331	1,843	2,340	3,614	3,448
Multi-year fixed rate annuities	369	306	593	566	148
Single premium immediate annuities	5,398	4,873	3,314	1,747	2,068
	594,161	772,202	1,061,043	1,216,931	1,033,322
Eagle Life:
Fixed index annuities	106,502	67,784	166,081	235,558	177,480
Annual reset fixed rate annuities	41	6	—	66	127
Multi-year fixed rate annuities	4,149	81,041	79,000	47,004	25,568
	110,692	148,831	245,081	282,628	203,175
Consolidated:
Fixed index annuities	692,565	832,964	1,220,877	1,446,562	1,205,138
Annual reset fixed rate annuities	2,372	1,849	2,340	3,680	3,575
Multi-year fixed rate annuities	4,518	81,347	79,593	47,570	25,716
Single premium immediate annuities	5,398	4,873	3,314	1,747	2,068
Total before coinsurance ceded	704,853	921,033	1,306,124	1,499,559	1,236,497
Coinsurance ceded	17,703	77,399	86,090	72,487	54,064
Net after coinsurance ceded	$687,150	$843,634	$1,220,034	$1,427,072	$1,182,433
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2020:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.7	6.7	10.8%	$51,308,622	96.2%
Annual Reset Fixed Rate Annuities	9.6	3.2	6.0%	1,411,303	2.7%
Multi-Year Fixed Rate Annuities	4.2	0.7	1.8%	595,984	1.1%
Total	12.5	6.5	10.5%	$53,315,909	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$809,840	$2,661,886
0.0% < 2.0%	13,309	258,393
2.0% < 3.0%	9,250	601,548
3.0% < 4.0%	67,465	1,702,164
4.0% < 5.0%	64,842	1,382,231
5.0% < 6.0%	151,260	2,872,164
6.0% < 7.0%	198,274	1,050,295
7.0% < 8.0%	72,007	5,366,366
8.0% < 9.0%	44,779	4,124,986
9.0% < 10.0%	97,941	4,138,269
10.0% or greater	478,320	27,150,320
	$2,007,287	$51,308,622

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,471,726	0.00%
2020	641,060	2.55%
2021	1,227,970	4.00%
2022	1,756,414	5.11%
2023	4,212,150	5.79%
2024	5,245,596	7.83%
2025	6,009,680	8.90%
2026	5,295,574	10.51%
2027	4,486,908	12.00%
2028	4,769,910	12.90%
2029	5,983,049	14.11%
2030	2,915,290	16.44%
2031	3,019,076	17.92%
2032	2,055,425	18.36%
2033	1,179,708	18.83%
2034	687,182	19.31%
2035	319,932	19.84%
2036	39,259	20.00%
	$53,315,909	10.53%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$954,405	$1,294,288
› 0.0% - 0.25%	49,679	159,787
› 0.25% - 0.5%	238,430	5,717
› 0.5% - 1.0%	34,406	11,992
› 1.0% - 1.5%	11,690	—
› 2.5% - 3.0%	23	—
1.00% ultimate guarantee - 2.37% wtd avg interest rate (a)	445,932	703,848
1.50% ultimate guarantee - 1.17% wtd avg interest rate (a)	143,905	3,336,922
1.75% ultimate guarantee - 1.96% wtd avg interest rate (a)	49,376	487,487
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	79,441	—
2.25% ultimate guarantee - 1.80% wtd avg interest rate (a)	—	782,481
3.00% ultimate guarantee - 2.03% wtd avg interest rate (a)	—	1,508,495
Allocated to index strategies (see tables that follow)	—	43,017,605
	$2,007,287	$51,308,622

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2020 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.15%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,441	$101,682	$4,830,720	$65,006	$151,267
1.75% - 3%	8,391,960	—	—	—	—
3% - 4%	272,798	3,780	—	—	—
4% - 5%	832,438	217,207	1,539,010	—	—
5% - 6%	572,344	185,341	30,971	—	—
6% - 7%	—	—	419	—	—
>= 7%	10,924	6,534	697	5,647	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$12,728	$385,186	$99,552	$104,039
< 20%	842,383	—	—	—
20% - 40%	1,084,271	165,157	—	—
40% - 60%	3,286,370	95,700	58,161	—
60% - 100%	510,927	—	—	—
> 100%	451,373	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,962,439
1.10% - 1.30%	7,355,636
1.40% - 1.60%	2,149,738
1.70% - 2.00%	380,629
>= 2.10%	1,577

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	399,738
2.25% - 2.75%	208,295
3.00% - 3.50%	2,776,372
3.75% - 5.00%	2,047,309
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.75% based upon prices of options for the week ended April 17, 2020.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$39,248	0.1%	$161,765	0.3%
United States Government sponsored agencies	338,561	0.6%	625,020	1.1%
United States municipalities, states and territories	3,765,163	7.2%	4,527,671	7.9%
Foreign government obligations	198,396	0.4%	205,096	0.3%
Corporate securities	31,135,319	59.8%	32,536,839	57.2%
Residential mortgage backed securities	1,765,033	3.4%	1,575,664	2.8%
Commercial mortgage backed securities	5,296,112	10.2%	5,786,279	10.2%
Other asset backed securities	5,167,035	9.9%	6,162,156	10.8%
Total fixed maturity securities	47,704,867	91.6%	51,580,490	90.6%
Mortgage loans on real estate	3,668,625	7.0%	3,448,793	6.1%
Derivative instruments	207,265	0.4%	1,355,989	2.4%
Other investments	497,598	1.0%	492,301	0.9%
	$52,078,355	100.0%	$56,877,573	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2020

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$27,739,779	58.2%	Aaa/Aa/A	$28,334,402	59.4%
2	18,999,760	39.8%	Baa	18,386,135	38.5%
3	838,628	1.8%	Ba	770,834	1.6%
4	104,090	0.2%	B	73,263	0.2%
5	18,433	—%	Caa	63,808	0.1%
6	4,177	—%	Ca and lower	76,425	0.2%
	$47,704,867	100.0%		$47,704,867	100.0%
Watch List Securities - March 31, 2020

General Description	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Unrealized Gains (Losses), Net of Allowance	Fair Value	Months Below Amortized Cost
Below investment grade
Corporate securities:
Energy	$59,078	$(28,332)	$30,746	$(20,009)	$10,737	1 - 67
Other asset backed securities:
Financials	430	—	430	759	1,189	—
	$59,508	$(28,332)	$31,176	$(19,250)	$11,926

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$330,223	$377,809	$763,164	$786,785
United States municipalities, states and territories	3,357,142	3,765,163	4,147,343	4,527,671
Foreign government obligations	187,007	198,396	186,993	205,096
Corporate securities:
Capital goods	2,544,057	2,680,266	2,550,750	2,794,986
Consumer discretionary	6,132,996	6,516,325	6,082,974	6,658,120
Energy	2,684,838	2,337,328	2,499,030	2,677,646
Financials	6,696,595	7,046,008	6,737,325	7,323,150
Government non-guaranteed	539,422	585,723	539,639	606,308
Industrials	279,913	297,855	311,269	336,537
Information technology	1,836,085	1,980,470	1,868,131	2,051,175
Materials	1,813,196	1,862,854	1,818,048	1,961,033
Other	439,067	491,461	439,171	469,344
Telecommunications	1,486,265	1,597,736	1,510,836	1,664,350
Transportation	1,560,463	1,577,187	1,486,540	1,603,997
Utilities	3,866,623	4,162,106	3,978,459	4,390,193
Residential mortgage backed securities:
Government agency	607,480	696,014	591,100	646,787
Prime	971,183	961,342	793,357	815,916
Alt-A	92,803	107,677	93,281	112,961
Commercial mortgage backed securities:
Government agency	412,480	461,837	414,626	437,420
Non-agency	5,128,127	4,834,275	5,176,541	5,348,859
Other asset backed securities:
Auto	394,523	388,643	403,860	411,371
Energy	7,411	8,980	7,495	8,603
Financials	4,441	4,868	4,967	5,493
Industrials	146,984	136,083	167,466	171,273
Collateralized loan obligations	4,762,537	3,619,087	4,787,402	4,612,694
Military housing	469,816	528,335	471,621	539,029
Other	502,386	481,039	407,558	413,693
	$47,254,063	$47,704,867	$48,238,946	$51,580,490

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020
Unaudited (Dollars in thousands)

Mortgage Loans on Commercial Real Estate

	March 31, 2020		December 31, 2019
	Principal	Percent	Principal	Percent
Geographic distribution
East	$705,459	19.1%	$645,991	18.7%
Middle Atlantic	290,232	7.9%	284,597	8.2%
Mountain	393,338	10.7%	389,892	11.3%
New England	11,284	0.3%	9,152	0.3%
Pacific	730,262	19.8%	655,518	19.0%
South Atlantic	809,663	21.9%	751,199	21.7%
West North Central	304,069	8.2%	302,534	8.7%
West South Central	444,995	12.1%	420,031	12.1%
	$3,689,302	100.0%	$3,458,914	100.0%

Property type distribution
Office	$262,446	7.1%	$250,287	7.3%
Medical Office	29,551	0.8%	29,990	0.9%
Retail	1,222,985	33.2%	1,225,670	35.4%
Industrial/Warehouse	938,104	25.4%	896,558	25.9%
Apartment	956,947	25.9%	858,679	24.8%
Agricultural	95,606	2.6%	51,303	1.5%
Mixed use/Other	183,663	5.0%	146,427	4.2%
	$3,689,302	100.0%	$3,458,914	100.0%

	March 31, 2020	December 31, 2019
Credit exposure - by payment activity
Performing	$3,685,050	$3,458,914
In workout	—	—
Delinquent	—	—
Collateral dependent	4,252	—
Principal outstanding	3,689,302	3,458,914

Deferred prepayment fees	(901)	(942)
Amortized cost	3,688,401	3,457,972

Valuation allowance	(19,776)	(9,179)
Carrying value	$3,668,625	$3,448,793

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2020
First Quarter	$34.16	$9.07	$18.80	$0.00

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2020

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com